SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                              FORM 8-K

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                          November 20, 1996

                  ________________________________



                      THE QUIZNO'S CORPORATION
       (Exact name of registrant as specified in its charter)


Colorado                      000-23174                   84-1169286
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                       7555 East Hampden Ave.
                              Suite 601
                       Denver, Colorado  80231
               (Address of principal executive offices)


                           (303) 368-9424
        (Registrant's telephone number, including area code)



ITEM 5.   Other event

Press release regarding third quarter results.

                                                            Reg. S-K
Exhibit                                                       Item
No.                 Description                                 No.

*99.1               Press release                               99


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE QUIZNO'S CORPORATION


Date:   November 25, 1996          By:/s/ Richard E. Schaden
                                       Richard E. Schaden, President and Chief
                                        Executive Officer


                            EXHIBIT INDEX

        Exhibit
No.                 Description                             Page

*99.1               Press release
                                                            1